Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1681

Closed-End Strategy: Master Municipal Income Portfolio -- National Series 2016-3

                          Supplement to the Prospectus

     Prior to the open of business on September 12, 2016, Nuveen Investments announced the reorganization of the following:

  o Nuveen Premium Income Municipal Fund, Inc. ("NPI") and Nuveen Select Quality Municipal Fund, Inc. ("NQS") into Nuveen Quality Municipal Income Fund ("NAD") (formerly known as Nuveen Dividend Advantage Municipal Fund). NPI shares were exchanged at a ratio of 1.00361406 shares per single share of NAD, and NQS shares were exchanged at a ratio of 1.02007130 shares per single share of NAD.

  o Nuveen Municipal Market Opportunity Fund ("NMO") and Nuveen Premium Income Municipal Fund, 2, Inc. ("NPM") into Nuveen AMT-Free Quality Municipal Income Fund ("NEA") (formerly known as Nuveen AMT-Free Municipal Income Fund). NMO shares were exchanged at a ratio of
     1.01538170 shares per single share of NEA and NPM shares were exchanged at a ratio of 1.02834601 shares per single share of NEA.

     Notwithstanding anything to the contrary in the Prospectus, your Portfolio now holds and will continue to buy shares of NAD and NEA in the aggregate proportions previously represented by NPI, NQS, NMO and NPM.

Supplement Dated:  September 13, 2016